SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 2 TO

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – May 20, 2005

________________________

WEST PHARMACEUTICAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

_____________________

Pennsylvania	1-8036	23-1210010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Gordon Drive, PO Box 645, Lionville, PA		19341-0645
(Address of principal executive offices)		(Zip Code)

610-594-2900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On May 25, 2005, West Pharmaceutical Services, Inc. (“West”) filed a Current Report on Form 8-K (the “Form 8-K”) reporting that it had completed the acquisition of The Tech Group, Inc. (“TGI”), a privately owned company headquartered in Scottsdale, Arizona. On August 3, 2005, West filed financial statements and pro forma financial information of TGI in an amendment to the Form 8-K (the “Form 8-K/A”). Exhibit 99.2 of the Form 8-K/A containing the unaudited interim period financial statements for the nine month period ended March 26, 2005 omitted certain income statement and cash flow information for the comparative nine-month period of the prior year. The revised unaudited interim period financial statements are filed as Exhibit 99.2 to this Amendment No. 2 to the Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of the Business Acquired

Attached hereto as Exhibit 99.2 is the unaudited condensed consolidated balance sheet of TGI as of March 26, 2005 and the unaudited condensed consolidated statements of operations and cash flows and related notes thereto, for the nine month periods ending March 26, 2005 and March 27, 2004.

(c)	Exhibits

99.2	Unaudited interim period financial statements of TGI.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST PHARMACEUTICAL SERVICES, INC.

/s/ William J. Federici
William J. Federici
Vice President and Chief Financial Officer

September 7, 2005

EXHIBIT INDEX

Description

99.2	Unaudited financial statements of TGI.

4